Exhibit 10.2

AMENDMENT No. 1 to

REVOLVING CREDIT AGREEMENT

Amendment No. 1, dated as of January 22, 2020 (the “Amendment”), to the Revolving Credit Agreement is made and entered into by and between Allegro Microsystems, LLC (the “Borrower”) and Mizuho Bank, Ltd. (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower and the Lender have entered into that certain Revolving Credit Agreement, dated as of January 22, 2019 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Agreement”), pursuant to which, among other things, the Lender agreed to extend revolving credit loans to the Borrower;

WHEREAS, the Borrower has requested, and the Lender 1s willing, to amend the Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Defined Terms. Unless otherwise defined, all capitalized terms used herein shall have the meanings provided in the Agreement.

2.            Amendments. As of the Effective Date (as hereafter defined) Section 1.1 of the Agreement shall be amended as follows:

The definition of “Revolving Credit Termination Date” is hereby amended by deleting the date “January 22, 2020” set forth therein and substituting therefor the date “January 22, 2021”.

3.           Representations and Warranties; No Default, etc.

(a)             The Borrower hereby (i) reaffirms the representations and warranties made by it in the Agreement on and as of the date hereof except that the amendments set forth herein shall be assumed to be in effect and all references in the representations and warranties of the Agreement to this “Agreement” or words of like import intended to refer to the Agreement shall be read, for the purposes hereof, to refer to both this Amendment and the Agreement as amended hereby and (ii) represents and warrants to the Lender that no Default or Event of Default has occurred and is continuing.

(b)             The Borrower hereby represents and warrants to the Lender as follows:

(i)

the execution, delivery and performance of each of this Amendment, the Agreement as amended hereby and each of the documents, instruments and agreements executed and delivered by such person in connection herewith and therewith are within its corporate powers, have been duly authorized by all necessary corporate and shareholder action and do not and will not constitute a violation of, a default under or conflict with its organizational documents, any applicable statute, law or regulation or any contractual provision to which it is subject;

(ii)

it has obtained all necessary consents and approvals to execute, deliver and perform each of this Amendment, the Agreement as amended hereby and all such other documents, instruments and agreements; and

(iii)

each of this Amendment, the Agreement as amended hereby and such other documents, instruments and agreements to which it is a party are the legal, valid and binding obligations of such person, enforceable against such person in accordance with its terms.

4.             References to Amended Credit Agreement. The parties agree that all references in the Agreement, the Note, and each of the other Loan Documents to “this Agreement”, “the Agreement”, “the Note” and words of like import intended to refer to the Agreement and/or the Note shall be deemed to be references to the Agreement and the Note as amended hereby.

5.             Effect of Amendments. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender under the Agreement, the Note or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any of the Agreement, the Note and the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Agreement specifically referred to herein. This Amendment shall be deemed a “Loan Document” as defined in the Agreement.

6.             Effectiveness. This Amendment will become effective as of the date hereof upon satisfaction of the following conditions precedent (the “Effective Date”):

(a)             The Lender shall have received an upfront fee in an amount equal to U.S. $25,000 in immediately available funds to such account as directed by the Lender.

(b)             The Lender shall have received each of the following documents, in form and substance satisfactory to the Lender:

(i)	an originally signed counterpart of this Amendment executed by a duly authorized officer of the Borrower; and

(ii)	evidence of the authority, incumbency and true signature of the officer or officers of the Borrower executing this Amendment, satisfactory in form and substance to the Lender.

7.             Governing Law. This Amendment shall be governed by and construed m accordance with the laws of the State of New York.

8.            Counterparts; Facsimile. This Amendment may be executed in any number of counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement. Delivery of any executed signature page hereof by facsimile transmission shall be as effective as delivery of a manually executed counterpart thereof.

9.             Amendments. No amendment of any provision of this Amendment shall be effective unless it is signed by each of the parties hereto.

10.             Assignments. This Amendment shall (i) be binding on each party hereto and its successors and assigns, except that the Borrower may not assign any of its rights or obligations hereunder without the prior written consent of the Lender and any such assignment without the Lender’s prior written consent shall be null and void.

11.             Jurisdiction. The Borrower hereby irrevocably and unconditionally:

(a)             Submits for itself and its property in any action, suit or proceeding relating to this Amendment or any Loan Document to which it is party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the State and Federal courts located in New York, New York and appellate courts thereof;

(b)             Agrees that any such action, suit or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action, suit or proceeding in any such court or that such action, suit or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)             Irrevocably consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such person or entity, at the address set forth in the Agreement or at such other address of which the Lender shall have been notified pursuant thereto; and

(d)             Agrees that nothing herein shall affect the right of the Lender to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

12.            Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING THIS AMENDMENT, ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT NOW OR HEREAFTER DELIVERED IN CONNECTION HEREWITH OR THEREWITH, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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IN WITNESS WHEREOF, the undersigned, by their duly authorized officers, have executed this Amendment.

ALLEGRO MICROSYSTEMS, LLC

By:	/s/ Paul V. Walsh, Jr.
Name:	Paul V. Walsh, Jr.

Title:	CFO

MIZUHO BANK, LTD.

By:	/s/ Toshiaki Noda
Name:	Toshiaki Noda
Title:	Managing Director